Exhibit 99.1

IAC and Match Group Announce Agreement to Separate Match Group from IAC

NEW YORK & DALLAS—December 19, 2019—IAC (NASDAQ: IAC) and Match Group (NASDAQ: MTCH) announced today the entry into a definitive agreement providing for the full separation of Match Group from the remaining businesses of IAC. The agreement has been approved by the Board of Directors of each of IAC and Match Group, and was recommended to the Board of Directors of Match Group by a special committee made up of disinterested directors.

The transaction is expected to close in the second quarter of 2020 and result in IAC and Match Group becoming two independent thriving public companies. The transaction, which is expected to be tax free, will give IAC shareholders direct ownership of Match Group while capitalizing IAC to pursue new opportunities and enabling management to focus on undervalued assets within IAC. As a fully independent company, Match Group will benefit from increased strategic flexibility, enhanced trading liquidity, and the eligibility for index inclusion.

“We’ve long said IAC is the ‘anti-conglomerate’ – we’re not empire builders. We’ve always separated out our businesses as they’ve grown in scale and maturity and soon Match Group, as the seventh spin-off, will join an impressive group of IAC progeny collectively worth $58 billion today,” said Barry Diller, Chairman and Senior Executive of IAC.

Added Joey Levin, CEO of IAC, “Match Group is well on its way to standing completely on its own with a bright future in a big global market, and we’re excited to turn our attention to building the next generation of great companies. This is the fun part.”

“We’ve grown up tremendously over the last 20 years as part of IAC, from an innovator in a nascent category to a global leader in a fast-growing market with millions of users all over the world,” said Mandy Ginsberg, CEO of Match Group. “Match Group is in an incredibly strong position as we enter this transaction and we are ready for the next chapter of the company’s journey.”

Details regarding the forthcoming transaction will be provided in filings by IAC and Match Group with the Securities and Exchange Commission and in a presentation to investors, which is available on the investor relations websites of both IAC and Match Group.

Completion of the transaction is subject to a number of conditions, including approval by a majority of the disinterested shareholders of Match Group, approval of IAC’s shareholders, and other customary conditions and approvals.

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Conference Call Details

IAC and Match Group will audiocast a conference call with investors and analysts discussing the transaction on Thursday, December 19 at 8:30AM Eastern Time (ET). The live audiocast is open to the public and can be directly accessed here or by visiting the investor relations websites of IAC or Match Group.

About IAC

IAC (NASDAQ: IAC) builds companies. We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands. From the single seed that started as IAC over two decades ago have emerged 10 public companies and generations of exceptional leaders. We will always evolve, but our basic principles of financially-disciplined opportunism will never change. IAC today operates Vimeo and Dotdash, among many others, and also has majority ownership of both Match Group, which includes Tinder, Match, PlentyOfFish, OkCupid and Hinge, and ANGI Homeservices, which includes HomeAdvisor, Angie’s List and Handy. The Company is headquartered in New York City and has business operations and satellite offices worldwide. Learn more at www.iac.com.

About Match Group

Match Group (NASDAQ: MTCH), through its portfolio companies, is a leading provider of dating products available in over 40 languages to our users all over the world. Our portfolio of brands includes Tinder, Match, PlentyOfFish, Meetic, OkCupid, OurTime, Pairs, and Hinge, as well as a number of other brands, each designed to increase users' likelihood of finding a meaningful connection. Through our portfolio companies and their trusted brands, we provide tailored products to meet the varying preferences of our users.

Contact Us

IAC Investor Relations

Mark Schneider

(212) 314-7400

Match Group Investor Relations

Lance Barton

(212) 314-7400

IAC Corporate Communications

Valerie Combs

(212) 314-7361

Match Group Corporate Communications

Justine Sacco

(212) 314-7400

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in respect of a proposed transaction involving IAC/InterActiveCorp (“IAC”), IAC Holdings, Inc. (“New IAC”) and Match Group, Inc. (“Match”). In connection with the proposed transaction, IAC, New IAC and Match intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a joint registration statement on Form S-4 to be filed by IAC and New IAC that will include a preliminary joint proxy statement of IAC and Match. The information in the preliminary joint proxy statement/prospectus will not be complete and may be changed. Each of IAC and Match will deliver the definitive joint proxy statement to their shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF IAC AND MATCH ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by IAC (when they become available) may be obtained free of charge on IAC’s website at www.iac.com. Copies of documents filed with the SEC by Match (when they become available) may also be obtained free of charge on Match’s website at www.mtch.com.

Participants in the Solicitation

IAC and Match and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in favor of the proposed transaction under the rules of the SEC. Information about IAC’s directors and executive officers is available in IAC’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 1, 2019, and IAC’s definitive proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 30, 2019. Information about Match’s directors and executive officers is available in Match’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019 and Match’s definitive proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on April 30, 2019. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release and our conference call referenced above may contain “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to IAC’s and Match’s anticipated financial performance, objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that IAC and Match intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by IAC’s and Match’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. IAC and Match undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: risks and uncertainties discussed in reports that Match and IAC have filed with the SEC; the risks inherent in separating Match from IAC, including uncertainties related to, among other things, the costs and expected benefits of the proposed transaction, the calculation of, and factors that may impact the calculation of, the exchange ratio at which shares of IAC capital stock will be converted into the right to receive new shares of the post-separation Match Group in connection with the transaction, the expected timing of the transaction or whether it will be completed, whether the conditions to the transaction can be satisfied or any event, change or other circumstance occurs that could give rise to the termination of the transaction agreement (including the failure to receive any required approvals from the stockholders of IAC and Match or any required regulatory approvals), any litigation arising out of or relating to the proposed transaction, the ability of the parties to successfully consummate the financing transactions contemplated to be completed in connection with the proposed transaction, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of IAC and Match; and other circumstances beyond IAC’s and Match’s control. You should not place undue reliance on these forward-looking statements. For more details on factors that could affect these expectations, please see IAC’s and Match’s filings with the SEC, including, once filed, the joint proxy statement/prospectus.